UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008

Labwire, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-00000	37-1501818
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Labwire, Inc. 14133 Memorial Drive, Suite 1 Houston, Texas 77079
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (281) 597-1611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

    On May 7, 2008, Labwire, Inc. (the “Registrant”) issued a press release announcing that it became a reporting company with the U.S. Securities and Exchange Commission and will be filing with the SEC periodic reports containing up-to-date information about the company and also is working with its auditors to complete the 2007 annual audit and 2008 quarterly reviews.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

    On May 15, 2008, Labwire, Inc. (the “Registrant”) issued a press release announcing that it signed an alliance agreement with USIS Commercial Services, Inc., a large national commercial services group.  The initial client referred by USIS will begin transitioning to Labwire on June 2, 2008.  The press release is attached as Exhibit 99.2 to this report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)                Exhibits

Exhibit No	Description
99.1	Press Release of Labwire, Inc., dated May 7, 2008.
99.2	Press Release of Labwire, Inc., dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc.

Date: May 15, 2008	By:	/s/ Dexter Morris
Dexter Morris
President and Chief Executive Officer

Exhibit 99.1

Labwire Becomes an SEC Reporting Company
10:00 AM EDT May 7, 2008

HOUSTON, TX -- (MARKET WIRE) -- 05/07/08 -- Labwire, Inc. (PINKSHEETS: LBWR), a leading provider of employee screening solutions, canine security, and compliance surveillance services, is pleased to report that on April 14, 2008 Labwire (trading symbol: lbwr) became a reporting company with the U.S. Securities and Exchange Commission. As a result, the company will be filing with the SEC periodic reports containing up-to-date information about the company, and the company will be subject to additional requirements enhancing investor protection.

The necessary steps are now being taken to have the company's common stock traded on the OTC-BB (Bulletin Board). Management is now interviewing market makers and upon completion of the selection process projects the move to OTC-BB trading in approximately six weeks.

During this time, management is transitioning into the status of a full-reporting public company. "We are working with our auditors to complete the 2007 annual audit as well as a review of our books and financial activity for 2008. We are getting everything prepared so that we can commence filing our periodic reports," stated Marlin Williford, Labwire CFO.

Dexter Morris, Labwire Chairman and CEO, offers the following business insight: "We are excited about being an SEC reporting company and the possibilities that it permits having our common stock traded on the OTC Bulletin Board. These have been two of our major objectives for some time and it is a management priority to bring this process to a successful conclusion as soon as possible. Business prospects continue to be bright and I look forward to sharing progress with our shareholders as our marketing efforts turn opportunities into new contracts and increased business with existing clients in the coming months. We are entering our busy cycle for business development and I am very excited about the opportunities we are seeing in the marketplace."

About Labwire:

Labwire Inc., Headquartered in Houston, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire(TM) Platform. Labwire(TM) is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. This comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry.

Safe Harbor Provisions:
Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward-looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.

The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact: Marlin R. Williford Jr. email: mwilliford@capnetrisk.com Phone: (832) 487-7803

Exhibit 99.2

Labwire Signs Alliance Agreement With USIS
9:00 AM EDT May 15, 2008

HOUSTON, TX -- (MARKET WIRE) -- 05/15/08 -- Labwire, Inc. (PINKSHEETS: LBWR), a leading provider of employee screening solutions, security, and compliance surveillance services, is pleased to report that on April 30, 2008 Labwire signed an Alliance Agreement with USIS, a large national commercial services group. Under the terms of the Alliance Agreement, Labwire will perform drug/alcohol testing services and pre-employment background screening products and services for certain USIS clients: in turn, USIS will offer their products for sale by Labwire to its clients. The agreement is for an initial term of two (2) years and provides for both firms to pay referral fees based on a percent of business delivered. The initial clients referred by USIS will begin transitioning to Labwire on June 2, 2008 and will continue through year's end and will include several large operating units in commercial transportation industries.

"Mr. Morris and the sales team are to be congratulated for securing this substantial relationship agreement," stated Marlin Williford, CFO. "As this agreement is implemented, it should provide good revenue growth for the 3rd and 4th quarters of this year."

Dexter Morris, Labwire Chairman and CEO, offers the following business insight: "We are excited about our technology gaining the acceptance of a company such as USIS. We see this as a first step in expanding our client base through alliances as well as direct sales and acquisition opportunities. Labwire will continue to seek this type of alliance agreement with other major companies offering various services. We believe that these alliance arrangements will allow Labwire to grow more rapidly utilizing the strength and effectiveness of its operating platform to grow its revenue at a faster rate than conventional sales would allow."

USIS is a worldwide provider of background investigations, pre-employment/drug screenings, insurance information services, due diligence and risk management assessment, and security and related professional services to businesses, federal agencies, and institutions. Headquartered in Falls Church, Va., USIS has more than 7,000 employees supporting business operations in all 50 states, U.S. territories, and overseas. For more information, please visit www.usis.com.

Labwire, Inc., headquartered in Houston, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire(TM) Platform. Labwire(TM) is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. This comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry. For more information see 8-k filings.

Safe Harbor Provisions:

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward-looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.

The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact: Marlin R. Williford Jr. email: mwilliford@capnetrisk.com Phone: (832) 487-7803